Consent of Independent Auditors

We consent to the use of our report dated May 1, 2000 in the Registration Statement on Form 10, Amendment No. 1, of MEDgenesis Inc.


/s/ ERNST & YOUNG LLP

Minneapolis, Minnesota
July, 27, 2000